PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14
Prudential Floating Rate Income Fund

Supplement Dated July 2, 2013 to the Prospectus dated April 30, 2013

This supplement amends the Prospectus of the Prudential Floating Rate Income Fund dated April 30, 2013, and is in addition to any existing supplements to the Fund’s Prospectus.

The table and footnotes in the section entitled “How to Buy, Sell and Exchange Fund Shares- Reducing or Waiving Class A’s Initial Sales Charge” is deleted and replaced with the following:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $100,000	3.25%	3.36%	3.00%
$100,000 to $249,999	2.75%	2.83%	2.50%
$250,000 to $499,999	2.25%	2.30%	2.00%
$500,000 to $999,999	1.75%	1.78%	1.55%
$1 million and above*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1.00% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.

** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

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